SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: August 1, 2009





                          CARBONICS CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            22-3328734
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                               Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


         Year Ended December 31, 2009 and Quarter Ended March 31, 2009

     On August 1, 2009 the Board of Directors of Carbonics Capital Corporation determined that the financial statements of Carbonics Capital included in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its Quarterly Report on Form 10-Q for the three month period ended March 31, 2009 should no longer be relied upon. The Board determined that the Company's prior policies relating to accounting for the impact of conversion features embedded in the Company's various derivative securities should be revised to be consistent with recent guidance involving the interpretation of FASB Accounting Standards Codification 480, due to the variable number of the Company's common shares issuable upon conversion of the company's various derivative securities. The Board of Directors discussed its conclusion with Rosenberg Rich Baker Berman & Company, the Company's independent registered public accounting firm.

     To remedy the errors in the 2008 financial statements, Carbonics Capital will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2008 and an amendment to its Quarterly Report on Form 10-Q for the period ended March 31, 2009. The amendments will contain restated financial statements. The effect of the restatement on the balance sheets and statements of operations as originally reported is demonstrated below:

                                           12/31/08         12/31/08         12/31/07          12/31/07
Balance Sheets:                         As reported      As restated      As reported       As restated
                                    -----------------------------------  ------------------------------
Convertible debentures, current       $   2,006,387    $   9,235,713    $   1,490,247    $    3,605,467
Liability for derivative instruments     10,310,380             --          1,781,903             --
Accumulated deficit                   (138,053,599)    (135,036,278)    (128,319,925)     (128,653,242)


                                           12/31/08         12/31/08         12/31/07          12/31/07
Statements of Operations:               As reported      As restated      As reported       As restated
                                   -----------------------------------   ------------------------------

Loss on fair value-derivatives      $   (8,528,477)   $        --       $   (637,817)    $          --
Amortization of debt discount             (579,240)            --         (2,130,031)         (330,519)
Change in conversion liabilities              --         (5,757,079)            --          (1,251,891)

Loss from continuing operations         (9,733,673)      (6,383,036)     (14,329,724)      (13,144,286)

Net income (loss)                       (9,733,673)      (6,383,036)     (43,071,577)      (41,886,139)

Earnings (loss) per share:
Continuing operations               $        (0.00)   $       (0.06)    $      (1.61)    $       (1.47)
Discontinued operations             $        (0.00)   $       (0.00)    $      (3.22)    $       (3.22)

Total, basic and diluted            $        (0.00)   $       (0.06)    $      (4.83)    $       (4.70)

                                             3/31/09          3/31/09
Balance Sheets:                          As reported      As restated
                                       ------------------------------
Convertible debentures                 $   2,049,074    $   6,348,055
Liability for derivative instruments       4,650,932             --
Accumulated deficit                    (132,563,958)    (132,280,402)

                                             3/31/09          3/31/09         3/31/08        3/31/08
Statements of Operations:                As reported      As restated     As reported    As restated
                                   ----------------------------------    ---------------------------
Loss on fair value-derivatives        $    5,659,448    $        --      $  1,567,573    $      --
Amortization of debt discount               (47,348)             --         (152,720)           --
Change in conversion liabilities               --           2,878,336          --          1,189,051
Conversion liability expense                   --                --            --              (493)
Income (loss) from
  continuing operations                    5,511,523        2,755,877       1,190,577        964,776
Net income (loss)                          5,489,641        2,755,877       1,190,577        964,776

Earnings (loss) per share:
Continuing operations                 $         0.04    $      (0.02)   $        0.12    $      0.10
Total, basic and diluted              $         0.04    $      (0.02)   $        0.12    $      0.10


     Six Month Period Ended June 30, 2009 and Nine Month Period Ended September 30, 2009

     On  December  17,  2009  the  Board  of  Directors  of  Carbonics   Capital
Corporation determined that the financial statements of Carbonics Capital included in its Quarterly Reports on Form 10-Q for the periods ended June 30, 2009 and September 30, 2009 should no longer be relied upon. Carbonics Capital and GS AgriFuels had previously intended to effect an assignment of GS AgriFuels' note payable and convertible debenture obligations and related accrued interest that may be due (the "Purchase Obligations") from GS AgriFuels to certain selling shareholders (the "Selling Shareholders") of Carbonics Capital's Sustainable Systems, Inc. subsidiary. Accordingly, Carbonics Capital accrued the effect of the assignment in its financial statements for the periods ended June 30, 2009 and September 30, 2009. However, GS AgriFuels did not receive the consent of the Selling Shareholders to the assignment of the Purchase Obligations to Carbonics Capital, which was required pursuant to the agreement between GS AgriFuels and the Selling Shareholders. Therefore, GS AgriFuels was not permitted to assign the relevant debt to Carbonics Capital. Accordingly, the Board determined that the effects of the transfer of the Purchase Obligations must be reversed on the Carbonics Capital financial statements. The Board of Directors discussed its conclusion with Rosenberg Rich Baker Berman & Company, the Company's independent registered public accounting firm.

     On December 23, 2009, to remedy the errors in the June 30, 2009 and September 30, 2009 financial statements, Carbonics Capital filed an amendment to its Quarterly Report on Form 10-Q for the period ended June 30, 2009 and an amendment to its Quarterly Report on Form 10-Q for the period ended September 30, 2009. The amendments contained restated financial statements. The effect of the restatements on the balance sheets and statements of operations as originally reported is demonstrated below:

                                                           6/30/09        6/30/09
Balance Sheets:                                        As reported     As restate
                                                     ----------------------------
Accrued interest payable                            $   1,238,433    $    678,979
Notes payable                                           2,417,451       1,400,000
Convertible debentures                                 12,623,949       8,819,662
Additional paid-in capital                            118,357,712     123,738,904

                                                        Three months ended 6/30/08        Six months ended 6/30/08
Statements of Operations:                             As reported      As restated    As reported      As restated
                                                    -----------------------------  -------------------------------
Total other income (expense)                        $   (755,851)    $ (2,662,597)   $    621,572    $ (2,806,632)
Net income (loss)                                   $   (962,916)    $ (2,935,839)   $    227,661    $ (3,228,735)
Earnings (loss) per share                           $      (0.01)    $      (0.03)   $       --      $      (0.03)

Balance Sheets:
                                                          9/30/09        9/30/09
                                                      As reported    As restated
                                                    ----------------------------
Accounts payable and accrued expenses               $   1,938,201  $   2,046,733
Accrued interest payable                            $   1,335,771  $     840,316
Notes payable                                           2,206,942      1,404,600
Convertible debentures, current                        10,948,105      7,948,120
Derivative liabilities                                     37,673            --
Liability for conversion features on
  Series D Preferred                                       91,327            --
Additional paid-in capital                            119,586,512    123,849,832
Accumulated deficit                                 (135,407,756)  (135,352,826)

                                                         12/31/08       12/31/08
                                                      As reported    As restated
                                                    ----------------------------
Total liabilities                                   $   3,456,714  $  10,210,201
Total equity                                        $ (3,014,781)  $ (9,824,069)

Statements of Operations:
                                                      Three Months Ended 9/30/09        Six Months Ended 9/30/09
                                                      As reported    As restated     As reported     As restated
                                                     ---------------------------    ----------------------------
Interest expense                                     $  (258,316)    $ (203,386)    $  (496,435)    $  (441,505)
Income (loss) from continuing operations                (145,613)       (90,683)       3,103,936       3,158,866
Net income (loss)                                       (145,613)       (90,683)       3,103,936       3,158,866
Earnings (loss) per share:
Continuing operations                                $      --       $     --       $       0.02    $       0.02
Total, basic and diluted                             $      --       $     --       $       0.02    $       0.02

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CARBONICS CAPITAL CORPORATION

                                 By: /s/ Paul Miller
                                 ----------------------------------
                                         Paul Miller, Chief Executive Officer